UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 3, 2015

BOULDER BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33595	20-2949397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Pearl Street – Suite 300 Boulder, Colorado		80302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (303) 652-0521

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 3, 2015 the Board of Directors (the “Board”) of Boulder Brands, Inc. (the “Company”) and the Compensation Committee of the Board (the “Committee”) took several actions, as described below.

The Board determined that Duane Primozich’s service as our Executive Vice President, General Manager of Boulder Brands would end as of July 3, 2015 and Mr. Primozich will take on a role with the Company as Managing Director of Boulder Brands Investment Group. The Board also determined that TJ McIntyre’s role as our Executive Vice President, General Manager Natural Brands would end as of July 3, 2015. Mr. McIntyre will separate from the Company on a date to be determined.

In connection with the Company’s recent personnel and organizational changes and the Company’s desire to retain certain key management members, the Committee approved a retention bonus program for employees, including James Leighton, our Interim Chief Executive Officer and Chief Operating Officer, Christine Sacco, our Chief Financial Officer and Duane Primozich, our Managing Director of Boulder Brands Investment Group, as of July 3, 2015. In this regard, the Committee has approved an opportunity to receive a bonus in an amount up to $600,000 for Mr. Leighton, $320,000 for Ms. Sacco, and $234,500 for Mr. Primozich, which amount would be reduced to the extent that the executive actually earns an “Annual Bonus” and “Supplemental Bonus” under the terms of the Company’s Financial Performance Incentive Plan. The retention bonus awards, if any, will be paid on or before March 31, 2016 subject to the executive’s continued employment on such date. In the event the executive is involuntarily terminated prior to the payment date, they will be eligible for a pro-rata portion of the retention bonus.

Item 7.01.	Regulation FD Disclosure.

On July 8, 2015, the Company issued a press release announcing the realignment of its organizational structure to enhance operational effectiveness, including a series of executive officer and management changes. The Company’s press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 attached hereto is being “furnished” pursuant to Item 7.01 of Form 8-K and is not deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibit.

        The following exhibit is being “furnished” as part of this Current Report on Form 8-K

99.1	Press Release, dated July 8, 2015, issued by Boulder Brands, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 8, 2015	BOULDER BRANDS, INC.
(registrant)

	By:	/s/ Timothy Kraft
Timothy Kraft

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated July 8, 2015, issued by Boulder Brands, Inc.